Investor Presentation – February 2025 NYSE: TPL Texas Pacific Land Corporation Exhibit 99.2

Disclaimers This presentation has been designed to provide general information about Texas Pacific Land Corporation and its subsidiaries (“TPL” or the “Company”). Any information contained or referenced herein is suitable only as an introduction to the Company. The recipient is strongly encouraged to refer to and supplement this presentation with information the Company has filed with the Securities and Exchange Commission (“SEC”). The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this presentation, and nothing contained herein is, or shall be, relied upon as a promise or representation, whether as to the past or to the future. This presentation does not purport to include all of the information that may be required to evaluate the subject matter herein and any recipient hereof should conduct its own independent analysis of the Company and the data contained or referred to herein. Unless otherwise stated, statements in this presentation are made as of the date of this presentation, and nothing shall create an implication that the information contained herein is correct as of any time after such date. TPL reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. The Company disclaims any obligations to update the data, information or opinions contained herein or to notify the market or any other party of any such changes, other than required by law. Industry and Market Data The Company has neither sought nor obtained consent from any third party for the use of previously published information. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. The Company shall not be responsible or have any liability for any misinformation contained in any third party report, SEC or other regulatory filing. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors, which could cause our results to differ materially from those expressed in these third-party publications. Some of the data included in this presentation is based on TPL’s good faith estimates, which are derived from TPL’s review of internal sources as well as the third party sources described above. All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and TPL’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names. Forward-looking Statements This presentation contains certain forward-looking statements within the meaning of the U.S. federal securities laws that are based on TPL’s beliefs, as well as assumptions made by, and information currently available to, TPL, and therefore involve risks and uncertainties that are difficult to predict. These statements include, but are not limited to, statements about strategies, plans, objectives, expectations, intentions, expenditures and assumptions and other statements that are not historical facts. When used in this document, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan” and “project” and similar expressions are intended to identify forward- looking statements. You should not place undue reliance on these forward-looking statements. Although we believe our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this presentation are reasonable, we may be unable to achieve these plans, intentions or expectations and actual results, performance or achievements may vary materially and adversely from those envisaged in this document. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see TPL’s annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC. The tables, graphs, charts and other analyses provided throughout this document are provided for illustrative purposes only and there is no guarantee that the trends, outcomes or market conditions depicted on them will continue in the future. There is no assurance or guarantee with respect to the prices at which the Company’s common stock will trade, and such securities may not trade at prices that may be implied herein. TPL’s forecasts and expectations for future periods are dependent upon many assumptions, including the drilling and development plans of our customers, estimates of production and potential drilling locations, which may be affected by commodity price declines or other factors that are beyond TPL’s control. These materials are provided merely for general informational purposes and are not intended to be, nor should they be construed as 1) investment, financial, tax or legal advice, 2) a recommendation to buy or sell any security, or 3) an offer or solicitation to subscribe for or purchase any security. These materials do not consider the investment objective, financial situation, suitability or the particular need or circumstances of any specific individual who may receive or review this presentation, and may not be taken as advice on the merits of any investment decision. Although TPL believes the information herein to be reliable, the Company and persons acting on its behalf make no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication it makes, safe as provided for by law, and the Company expressly disclaims any liability relating to those statements or communications (or any inaccuracies or omissions therein). These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. Non-GAAP Financial Measures In addition to amounts presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), this presentation includes certain supplemental non-GAAP measurements. These non- GAAP measurements are not to be considered more relevant or accurate than the measurements presented in accordance with GAAP. In compliance with requirements of the SEC, our non-GAAP measurements are reconciled to net income, the most directly comparable GAAP performance measure. In this presentation, TPL utilizes earnings before interest expense, taxes, depreciation, depletion and amortization (“EBITDA”), Adjusted EBITDA and free cash flow (“FCF”). TPL believes that EBITDA, Adjusted EBITDA and FCF are useful supplements as an indicator of operating and financial performance. EBITDA, Adjusted EBITDA and FCF are not presented as an alternative to net income and they should not be considered in isolation or as a substitute for net income. See Appendix for a reconciliation of these non-GAAP measures to net income, the most directly comparable financial measure calculated in accordance with GAAP. 2

4Q 2024 Summary Financial and Operating Update

	4Q 2023	1Q 2024	2Q 2024	3Q 2024	4Q 2024
Selected consolidated financials ($MM):					
Oil and gas royalties	$ 98.8	$ 92.1	$ 89.8	$ 94.4	$ 97.0
Water sales	26.4	37.1	40.7	36.2	36.7
Produced water royalties	22.4	23.0	25.3	27.7	28.1
Easements and other surface income	19.1	20.6	16.6	14.3	21.8
Land sales and other	-	1.2	-	0.9	2.2
Total revenues	$ 166.7	$ 174.1	$ 172.3	$ 173.6	$ 185.8
Adj. EBITDA	$ 150.9	$ 152.0	$ 153.2	$ 144.1	$ 161.3
Adjusted EBITDA margin	*91%*	*87%*	*89%*	*83%*	*87%*
% inc/(dec) - sequential Q/Q	*7%*	*1%*	*1%*	*(6%)*	*12%*
Free cash flow	$ 116.3	$ 114.5	$ 116.0	$ 106.9	$ 123.7
FCF Margin	*70%*	*66%*	*67%*	*62%*	*67%*
% inc/(dec) - sequential Q/Q	*10%*	*(2%)*	*1%*	*(8%)*	*16%*
Selected balance sheet data ($MM):					
Cash and cash equivalents	$ 725.2	$ 837.1	$ 894.7	$ 533.9	$ 369.8
Debt	-	-	-	-	-
Selected segment data ($MM):					
Land and Resource Management					
Revenue	$ 116.8	$ 111.5	$ 104.0	$ 106.6	$ 118.6
Adj. EBITDA	115.7	105.2	104.8	95.2	110.7
Net Income	88.8	81.0	80.1	71.9	81.9
Water Service and Operations					
Revenue	$ 49.8	$ 62.7	$ 68.3	$ 66.9	$ 67.2
Adj. EBITDA	35.2	46.8	48.5	48.9	50.7
Net Income	24.3	33.4	34.5	34.7	36.4

O&G Royalty Production



(mboe/d)
26.3
24.8
24.9
28.3
29.1
7.3
7.5
11.5
7.0
7.0
10.9
7.3
7.1
10.6
8.5
8.4
11.4
8.3
8.6
12.1
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024
Oil
Gas
NGL

Total Water Sales Volumes[1]



(mbbl/d)
517
687
800
720
737
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024

Oil Realizations



($/bbl)
$78.46
$76.77
$80.93
$75.53
$70.73
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024

Produced Water Royalty Volumes



(mbbl/d)
2,747
2,807
3,321
3,649
3,955
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024

TPL

Note: Adjusted EBITDA and Free Cash Flow are non-GAAP measures. See Appendix for reconciliations of these non-GAAP measures to net income.
(1) Reflects sourced, treated, and brokered sales volumes

3

4

(1%) 4% 15% 18% 37% -15% -5% 5% 15% 25% 35% WTI SPY Nasdaq TPL fsfsdfsfs 5 $37 $78 $160 $258 $128 $209 $365 $307 $315 2016 2017 2018 2019 2020 2021 2022 2023 2024 $5 $19 $50 $60 $48 $61 $81 $99 $139 2016 2017 2018 2019 2020 2021 2022 2023 2024 Value Creation Culture and Proven Performance Land & Resource Management Net Income ($ millions) Average Annual Total Return Since 2017 (Compounded annual return from 1/1/2017 to 12/31/2024) (Composite) WTI Oil S&P Oil & Gas E&P Index Ctrl + click to play Water Services & Operations Net Income ($ millions) Note: Annual total return data per Factset. Video can be accessed at https://texaspacific.com/tpl-intro

Unique Permian Basin Pure-Play

Positioned to capture upside
$611 Million
2024 Adjusted EBITDA

Efficient conversion of revenues to cash
$461 Million
2024 Free Cash Flow

Balance Sheet Strength
No Debt
Cash Balance of
$370 Million

100% Permian Exposure

Diversified Revenue Streams:
Royalties, Water, and Surface

~25,800
Core Permian Net Royalty Acres
~873,000
Surface Acres

~300%
Production growth since 2018

Decades of Cash Flow Runway Across Multiple Businesses

Robust Inventory of
793 DUCs
and
506 Permits

TPL

Note: Operating, balance sheet, and well inventory data as of 12/31/2024.

6

Texas Pacific Land Corporation (NYSE: TPL)

- One of the largest landowners in Texas with approximately 873,000 acres located in the Permian Basin
- TPL was originally organized in 1888 as a business trust to manage the property of the Texas and Pacific Railway Company; for nearly 130 years, this management was mostly passive
- In 2016, the Company embarked on a new strategy to maximize the value of its footprint through active management of surface and royalty interests
- Today, the business consists of **numerous high-margin, capital-light revenue streams** linked to Permian oil and gas development
  - **Oil and Gas Royalties:** high-margin royalty revenue derived from oil and gas production with no capital and minimal operating expense burden
  - **Surface Leases, Easements and Material ("SLEM"):** monetizes 3rd party development activities occurring on surface and royalty acreage
  - **Texas Pacific Water Resources ("TPWR"):** supplies water for oil and gas activities and facilitates produced water disposal solutions

TPL by the Numbers[1]

Market Value ($MM)	$29,294
Cash & Equivalents ($MM)	$370
Debt ($MM)	$0
Net Royalty Acres *(100% net basis)*	~25,800
Normalized to 1/8th	*~207,000*
Surface Acres	~873,000
2024 Adj. EBITDA Margin	87%
2024 FCF Margin	65%
Average daily trading volume (1-yr avg)	~140,000

FY 2024 Revenues ($MM)



37%
$706M
63%
Land & Resource Management
Water Service & Operations

Adjusted EBITDA ($MM)



$63
$145
$245
$302
$239
$388
$592
$541
$611
2016
2017
2018
2019
2020
2021
2022
2023
2024

Free Cash Flow ($MM)



$40
$80
$160
$234
$188
$278
$452
$415
$461
2016
2017
2018
2019
2020
2021
2022
2023
2024

TPL

Note: Adjusted EBITDA and Free Cash Flow are non-GAAP measures. See Appendix for reconciliations of these non-GAAP measures to net income.
(1) Balance sheet data as of 12/31/2024. Market value and average daily trading volume as of 1/28/2025. Royalty acreage figures excludes out of basin assets.

7

TPL History and Evolution

1871
Texas & Pacific Railway is created and was granted ~3.5 million acres of land from the State of Texas

1888
Texas & Pacific Railway bankruptcy leads to the formation of Texas Pacific Land Trust, where land grant assets were placed. Trust certificates are listed on NYSE

1927
TPL sub-share certificates listed on NYSE. TPL is among the few Depression Era companies that continue trading today, almost a century later

2010's
The Permian Basin begins to grow production as unconventional development unlocks tremendous shale reserves

2016
New management team hired to focus on modernizing operations to actively drive value

2017
TPL forms Texas Pacific Water Resources LLC ("TPWR")

2021
TPL's reorganization to a C-Corp is completed

Bankrupt Railroad to Liquidating Trust
(1871-2009)

Shale Revolution
(2010s)

Modern Enterprise

1920's
Texas and Pacific Abrams #1 becomes the first well to produce oil from the Permian Basin, and a few years later, the first oil pipeline is built in the basin

1954
Mineral estate was spun-off to shareholders (TXL Oil). TPL reserved royalty interests on tracks under lease at the time. Texaco purchases TXL Oil in 1962 (Texaco acquired by Chevron in 2001)

- Professionalize corporate and operating functions; employ talented industry personnel
- Execute on a capital allocation approach predicated on maximizing shareholder value
- Actively pursue "next-gen" opportunities
- Deploy technology, software, and automation tools to create efficiencies, scale, and opportunities
- Expand on TPL's unique position to consolidate high quality surface, water, and royalties/minerals in a value enhancing manner
- Ensure shareholders own among the best oil and gas assets anywhere in the world

Strengthening TPL for Durable Success Over the Long Term

TPL

8

Unmatched Permian Footprint Combined With Premier Operators



Royalty Acreage
Surface and Easement Acreage
Combined Royalty & Surface
Delaware Basin
Central Basin Platform
Midland Basin
New Mexico
Texas
Lea
Gaines
Andrews
Dawson
Martin
Borden
Howard
Scurry
Mitchell
Fisher
Nolan
Loving
Winkler
Ector
Midland
Sterling
Coke
Glasscock
Ward
Crane
Upton
Reagan
Hudspeth
Culberson
Reeves
Revenue Contribution[1]
(FY 2024)
26% Other
38% Super-majors
36% Large-cap independents

(1) Permian supermajors include Chevron, Exxon, ConocoPhillips, BP and their respective subsidiaries. Large-cap independents include independent energy companies in the S&P 500. Other includes all companies that do not fall under the other two criteria, primarily made up of publicly traded mid-cap, small-cap, and privately held companies.

TPL

9

~60,000 ~42,000 ~20,000 ~8,000 ~7,000 ~4,000 Permian Motney Eagle Ford Bakken DJ SCOOP | Stack Permian Basin is a World-Class Resource Source: US EIA, OPEC, Baker Hughes, Enverus and Company data. Production figures represent 4Q 2024 averages. Estimated Remaining Well Locations with <$55/bbl Breakeven Economics Permian dominates US shale activity due to attractive drilling economics combined with massive undeveloped well inventory Permian is a top-tier focus area for many energy super-major and large-caps with multi- basin portfolios Permian is a major contributor to global oil, natural gas, and NGL markets – Permian production would rank as one of the largest oil producing nations globally 3.0 4.0 5.5 1.5 2.4 2.9 3.3 4.0 6.5 7.0 9.0 9.0 Permian US ex- Permian OPEC Nigeria Kuwait UAE Iran Iraq Permian US ex- Permian Saudia Arabia Russia C R U D E (M M b b l/d ) N G Ls (M M b b l/d ) Permian vs Major Oil Producer Nations US Rig Counts by Oil Basin Delaware Midland 10 - 50 100 150 200 250 300 350 400 M ar -2 1 Ju n -2 1 Se p -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 Se p -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 Se p -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 Se p -2 4 D ec -2 4 Permian Williston DJ-Niobrara Eagle Ford Cana Woodford

$13 $18 $24 $25 $25 $31 $36 $45 $70 $51 $202 $105 $335 $143 $376 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Dividends Share repurchases Capital Allocation Framework Focused on Maximizing Shareholder Value RETURN CAPITAL Return substantial amounts of capital through dividends and repurchases PROTECT CAPITAL Maintain strong balance sheet to preserve financial flexibility INVEST CAPITAL Balance capital returns with attractive, high-return opportunities $0 Debt $370MM Cash $1 9 $5 0 $6 0 $4 8 $6 1 $8 1 $9 9 $1 39 2017 2018 2019 2020 2021 2022 2023 2024 $557 MM of cumulative net income since inception Surface and easement acquisitions Capital expenditures$174 million $176 million Water Services & Operations capex and related surface investments from 2017-2024 ($ in millions) Also generates significant SLEM cash flow Water Services & Operations Net Income ($ in millions) 11Note: Financial, operating, and balance sheet data as of 12/31/2024.

Focused on Allocating Capital Towards Highest Returns

Growing Free Cash Flow per Share is the Key to Generating Value

We believe the **key to maximizing shareholder value** is to **maximize intrinsic value per share**, which can also be expressed by **long-term free cash flow per share**

Extract maximum value from legacy assets

Employ highly-capable personnel, cultivate value-add culture, and deploy technology to maximize commercial potential and operating efficiency

Share repurchases

Buyback shares of TPL when intrinsic value is not being fully recognized in the market

Organic opportunities

Utilize our expertise, personnel, and legacy asset base to make strategic, high-return investments

M&A

Buy 3rd party-owned surface, water, and/or royalty/mineral assets of similar or better quality to TPL's legacy base at valuations that generate attractive returns

Growing free cash flow per share would further expand TPL's capacity to **return more capital to shareholders** via buybacks and dividends

TPL FY 2024 Allocation of Operating Cash Flow



6%
6%
16%
71%
Investing Activities
Dividends
Share Repurchases
Other
Capital Expenditures

TPL Free Cash Flow

($ in millions)



$40
$80
$160
$234
$188
$278
$452
$415
$461
2016
2017
2018
2019
2020
2021
2022
2023
2024

TPL

Note: Free Cash Flow is a non-GAAP measure. See Appendix for reconciliation of this non-GAAP measure to net income.

12

52% 44% 78% (19%) (66%) SLEM Produced Water Water Sales WTI Oil Henry Hub Natural Gas TPL’s Combined Surface and Royalties Is Unique SURFACE WATER ROYALTIES Performance – FY 2024 versus FY 2022 TPL Revenue Spot Prices 13 ― ― ― ― ― ― ― ― ― ― ― Comparison of Significant Revenue Generation by Asset Type Effective commercialization of surface ownership provides (i) incremental enterprise cash flow and (ii) built-in hedges to oil and gas royalties’ direct exposure to commodity price volatility minimal (<1 mbo/d1) (1) mbo/d: thousands of barrels of oil per day Substantial surface and water related revenue growth despite O&G price declines since FY 2022

TPL Maintains Top Tier Profitability Margins 11% 20% 17% 15% 52% 64% Oilfield Services (OIH) Midstream (ENFR) S&P O&G (XOP) S&P 500 TPL Water Services & Operations TPL consolidated Net Income Margin Comparison Source: Bloomberg and Company data. Note: OIH, ENFR, XOP, and S&P 500 data reflects last-twelve-months actuals as of 2/10/2025. Figures for OIH, ENFR, XOP, and S&P 500 represent constituent equal-weighted averages; excludes constituents with negative net income margins. Histogram excludes S&P 500 constituents with negative net income margins. Consolidated TPL TPL Water Services & Operations Net Income Margin N u m b er o f C on st it u en ts 0 20 40 60 80 100 120 140 Net Income Margin Distribution for S&P 500 Constituents Consolidated TPL 64% FY 2024 net income margin TPL Land & Resource Management 71% FY 2024 net income margin TPL Water Services & Operations 52% FY 2024 net income margin TPL Water Services & Operations 14

Permian Activity Overview 15 2,989 272 289 3,007 234 338 3,053 186 526 ≤ 1 year 1 year < x ≤ 2 years 2 year < x ≤ 4 years 2024 2023 2022 - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 1,400 1,318 1,548 1,390 1,475 1,552 1,457 1,566 1,527 1,667 1,570 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 <1 year 1 year < x ≤ 2 years > 2 years 1,610 1,765 1,663 1,280 1,823 1,647 1,841 1,601 1,758 2,054 2,034 1,946 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Delaware Midland Permian Other Permian Well PermitsPermian Horizontal Rig CountsPermian Oil Production Permian Completion Counts (Grouped by DUC age at completion date) (mmbbl/d) 287 321 328 332 338 338 314 301 301 302 294 289 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 DUCs as of September 30, Permian DUC Counts (Historical counts and grouped by age) Source: US EIA, OPEC, Baker Hughes, Enverus and Company data Notes: DUC = Drilled-but-Uncompleted Well. DUC counts based on well activity date stamps. DUC Counts and Completion Counts for 4Q 2024 not shown due to incomplete industry data.

Investment Highlights 16 Permian Basin is a world class resource – Midland and Delaware Basins each possess tens of thousands of future undrilled well inventory Unique combination of surface and royalty ownership generates revenue throughout the entire lifecycle of a well Disciplined, value-creation approach to capital allocation: focus on maximizing both intrinsic value and free cash flow per share Talented, experienced team of domain experts: land asset managers, water business development and operations, reservoir engineers, GIS, information technology, and corporate personnel critical to extract maximum value Efficient conversion of revenues to cash flow – FY 2024 EBITDA and FCF margin of 86% and 65%, respectively Significant investments into technology enhance productivity and provide platform to scale efficiently Attractive opportunities to extract additional value from legacy asset base and from strategic investments in growth Dedication to optimizing capital allocation towards highest-returns, with a commitment to growing capital returns through dividends and buybacks

17

18 Jay Gould Founder - Texas and Pacific Railway

19 Orla Field Camp for survey team (June 1930) Survey team (June 1930) El Capitan peak – Culberson County Survey marker (northwest corner of Section 39, Block 62, Township 2) Survey team in sand dunes near Guadalupe Mountains “Old Red” Camp Delaware

TPL Currently Has Four Primary Revenue Streams

O&G Royalties

- Primarily own Non-Participating Royalty Interests (NPRI), which represents a real property right and is entitled to a fixed percentage of oil and gas production on a property
- Royalties are not burdened by capital expenditures (*e.g.*, drilling and completions costs), or most operating expense (*e.g.*, lease operating expense)
- Revenue stream contained in Land & Resource Management segment

53% of Consolidated Revenues *(FY 2024)*

O&G Royalties Revenue
($ in millions)



$28
$58
$124
$155
$138
$286
$452
$357
$373
2016
2017
2018
2019
2020
2021
2022
2023
2024

Surface Leases, Easements and Material ("SLEM")

- Surface acreage provides multiple income streams from leases, easements, and caliche/materials, among others
- Opportunity for new revenue streams from emerging technologies (*e.g.*, solar, wind, and carbon capture)
- Majority of SLEM revenues flow into Land & Resource Management segment, with a relatively smaller amount in Water Services & Operations

10% of Consolidated Revenues *(FY 2024)*

SLEM Revenue
($ in millions)



$26
$42
$71
$76
$41
$38
$48
$71
$73
2016
2017
2018
2019
2020
2021
2022
2023
2024

Water Sales

- Surface acreage provides ownership of water rights and opportunities to supply water for use in oil and gas well development
- TPL owns and operates a network of water wells, storage/frac ponds and pipelines that can source and deliver water to customers
- Revenue stream contained in Water Services & Operations

21% of Consolidated Revenues *(FY 2024)*

Water Sales
($ in millions)



$8
$26
$64
$85
$55
$68
$85
$112
$151
2016
2017
2018
2019
2020
2021
2022
2023
2024

Produced Water Royalties

- Facilitates disposal of water produced from oil and gas wells
- By allowing use of its surface acreage for produced water disposal infrastructure, TPL generates a volumetric royalty fee on produced water barrels
- TPL does not own or operate produced water disposal wells
- Revenue stream contained in Water Services & Operations

15% of Consolidated Revenues *(FY 2024)*

Produced Water Royalties Revenue
($ in millions)



$0
$6
$17
$39
$51
$58
$72
$84
$104
2016
2017
2018
2019
2020
2021
2022
2023
2024

Note: Revenue percentages do not sum to 100% due to other ancillary revenue items.

TPL

20

Oil and Gas Royalties

Overview and Management

Revenue Mechanics and Management

- Oil and gas royalties represent real property interests entitling the owner to a portion of the proceeds derived from the production of oil and gas
- TPL receives a percentage of gross revenues from oil and gas wells drilled on TPL royalty acreage
- Royalties are not burdened by capital costs or most operating expenses (although natural gas and NGLs may have a small set of allowable deductions) associated with well development
- Mineral and royalty interests exist into perpetuity
  Overriding royalty interests ("ORRIs") can be an exception as they are generally tied to leases and may not exist into perpetuity (TPL owns de minimis amount of ORRIs)
- Responsibility of royalty owner to (i) verify "decimals" (*i.e.*, revenue interest); (ii) ensure timely pay; (iii) inspect check stubs for production, pricing, and deductions accuracy, (iv) track development status of pre-production wells, (v) extract and analyze well reservoir performance

Producing Horizontal Wells (Gross) on TPL Oil and Gas Royalty Acreage



7,000
6,500
6,000
5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

How TPL is Delivering Value

By **interfacing directly with operators** across SLEM and Water, TPL **incentivizes operators to accelerate development** on TPL's royalty acreage

Advocate for royalty ownership during disputes (*e.g.*, revenue deductions, pricing realization, ad valorem payments, etc)

Experienced reservoir engineers leverage TPL's **proprietary data** for internal initiatives and evaluation of external opportunities

Actively monitor check stub accuracy and compliance

Internally developed software applications that integrate proprietary and third-party data and software, GIS systems and capabilities, and other tools to help drive further automation, efficiency, and effectiveness

Continuously screening for operator well activity updates and utilizing that data to cross-sell TPL services

Note: Company data as of 12/31/2024.

TPL

21

38.2 39.2 41.6 43.7 45.0 47.1 47.8 50.1 52.4 54.5 59.3 62.3 11.6 12.0 12.5 13.0 13.4 14.5 14.0 16.2 16.8 17.7 18.8 23.4 50.7 52.1 55.0 57.7 59.4 62.6 62.8 67.2 70.2 73.3 79.2 86.8 10.00 20.00 30.00 40.00 50.00 60.00 70.00 80.00 90.00 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Delaware Midland Permian Other TPL Royalty Production and Inventory Detail 0% 20% 40% 60% 80% 100% 120% 140% 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Oil as % of WTI Gas as % of Henry Hub NGLs as % of WTI 7.4 8.7 5.6 5.0 5.0 4.9 6.7 4.5 5.1 6.3 6.9 6.4 7.7 7.5 6.9 7.4 7.8 8.2 7.9 9.7 10.3 9.5 11.8 13.2 1.8 2.9 2.9 2.3 3.3 2.3 5.2 2.8 2.2 4.0 3.4 3.0 16.9 19.1 15.4 14.7 16.1 15.4 19.8 17.0 17.6 19.8 22.1 22.6 (1.0) 4.0 9.0 14.0 19.0 24.0 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Permits DUCs Completed 1.7 2.7 3.3 5.1 8.8 13.7 16.2 18.6 21.3 23.5 26.8 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 TPL Net Royalty Production (mboe/d) TPL Average Lateral Lengths (feet) – New Spuds1 TPL Commodity Price Realizations vs Benchmarks 9,661 10,031 10,225 10,902 10,731 10,702 2019 2020 2021 2022 2023 2024 22 TPL Producing Wells (net)TPL Inventory (net) (1) Enverus well data as of 12/31/2024.

23 TPL source water infrastructure

24 TPL source water pond

RAW LAND DOES NOT MONETIZE ITSELF (i) Operational and legal expertise of surface estate ownership within the oil and gas industry and (ii) proactive execution are requisite towards extracting substantial cash flow from raw land Surface Estate Ownership Leveraging Ownership of Raw Surface into Cash Flow  Unlike O&G royalties, there is no statutory revenue / lease / royalty rate for activities that occur within a surface estate  Revenue opportunities require continual pursuit, negotiation, and commercialization $328MM FY 2024 Revenue 46% of TPL consolidated revenue Surface estate ownership allows for control over surface access, aquifers, and sub-surface pore space TPL derives three major revenue streams from its surface estate ownership SLEM Water Sales Produced Water  Revenue derived by providing customers access-to or use-of TPL surface  Revenue sources include pipeline easements, wellbore easements, commercial leases, and caliche/sand/materials sales  Renewables and various “next generation” opportunities, including grid-connected batteries and carbon capture, provide additional potential for revenue growth  TPL owns and operates infrastructure to provide water for use in oil and gas development activities  TPL provides both brackish groundwater and recycled/treated water for customers both on and off TPL surface  Operated model allows for sustainable management of aquifer resource  TPL provides surface access to operators and midstream companies for necessary infrastructure  TPL receives a volumetric royalty payment for produced water barrels that move across or are injected into TPL surface  TPL does not own or operate produced water disposal wells 1 2 3 Aggregate Contribution From Surface Estate + Active Management 25

Surface, Leases, Easements and Materials (SLEM)

Overview and Management

Revenue Mechanics and Management

- Provide operators/customers access-to or use-of TPL surface for infrastructure and materials
- TPL utilizes standardized forms and payment structures and delivers quick turnaround to operator customers
- TPL easements typically have initial 10-year term with additional 10-year renewal options for the life of the infrastructure
- Easement renewal payments generally the greater of 115% or CPI-escalation from the previous easement payment
- Installed infrastructure tends to be long-lived and/or permanent
- Amount of revenue opportunities generally correlates to development activity in the Permian

TPL SLEM Revenue Breakdown (FY 2024)



$73MM
36%
6%
22%
11%
25%
Pipeline easements
Wellbore easements
Caliche / materials
Commercial leases
Other

Illustrative Easement Renewal Payment



Easement contracts generally have two 10-year renewal payments at greater of 115% or CPI-escalation amount
$100,000
$115,000
$132,250
Potential for subsequent renewal payments
Year 0
Year 10
Year 20

How TPL is Delivering Value

Leveraging technology such as advanced GIS, satellite imaging, and automation tools to monitor surface activity

Experienced, specialized land asset managers dedicated to all aspects of surface commercialization provide consistent operator interaction, contract execution, and trespass monitoring

New activity developments on TPL land is shared across business groups for **lead generation and revenue opportunities**

Employs numerous personnel focused on **identifying and developing opportunities for new revenue streams**

Before active management, operators often trespassed and/or underpaid for activities on TPL land

TPL

26

Water Sales

Overview and Management

Revenue Mechanics and Management

- Surface estate ownership includes access to water aquifers
- O&G upstream/E&P operators use water to complete (*i.e.*, "frac") wells
- TPL develops, owns and operates infrastructure to extract, store, and transport water for oil and gas activities
- TPL provides recycled/treated produced water for reuse in completion activities
- Sales price per barrel generally ranges from $0.50 - $1.00 versus a direct operating expense per barrel of $0.10 - $0.20; pricing and expenses dependent on services provided, location, transportation costs, and other factors
- Annual maintenance capital of ~$10 – $20 million

TPL Water Sales Volumes[1]

(mbbl/d)



44
258
371
369
414
462
563
736
2017
2018
2019
2020
2021
2022
2023
2024

How TPL is Delivering Value

TPL has developed the **largest source water infrastructure network in the northern Delaware Basin**

TPL deploys professional hydrologists, advanced sensors, and monitoring systems to ensure aquifers are **managed sustainably**

Sales team **competes actively** throughout the basin to leverage TPL water capabilities, while dedicated operations team **ensures delivered water assurance and performance**

Provides water for development of oil and gas wells on TPL royalty acreage, while also securing **significant water sales outside of TPL acreage**

Ability to provide **both brackish and treated/recycled water solutions**

Water Sales **provides substantial incremental cash flow** to the overall enterprise

TPL

(1) Reflects sourced, treated, and brokered sales volumes

27

Water Sales Asset Map storage capacity 800+ mbbl/d 34.2 mmbbl source water pipelines445 miles 332 357 393 411 424 455 486 490 2017 2018 2019 2020 2021 2022 2023 2024 Average Fluid Used per Delaware Well Completion Average O&G well in the Delaware requires an increasing volume of water (~500k bbl water per well) TPL has developed and currently operates the largest source water infrastructure network in the northern Delaware TPL sells substantial water both on and off of TPL acreage TPL Source Water Network 28 Note: Enverus and Company data as of 12/31/2024. (mbbls) sourced & treatment capacity

Produced Water Royalties

Overview and Management

Revenue Mechanics and Management

- "Produced water" refers to water that flows from a producing O&G well; given solids content and salinity, produced water generally must either be injected or treated/recycled
- The Delaware Basin is characterized by a high water-oil-ratio: for every crude oil barrel produced from a well, approximately 4 produced water barrels will also flow out
- TPL receives a volumetric royalty payment on produced water via negotiated commercial agreements with upstream and midstream operators
- Average royalty fee of ~$0.08 - $0.10 per barrel
- TPL does not operate saltwater disposal ("SWD") wells
- TPL's produced water royalties are a commercially unique cash flow stream – high-margin, capex-free cash flow stream derived from an oil and gas by-product
- TPL retains flexibility to provide treatment / recycling and beneficial reuse

TPL Produced Water Royalty Volumes


(mbbl/d)
88
433
922
1,206
1,595
1,957
2,510
3,435
2017
2018
2019
2020
2021
2022
2023
2024

How TPL is Delivering Value

Intentionally commercialized to generate **high-quality, high-margin cash flow** stream

Facilitating produced water solutions allows operators to execute on upstream O&G development plans

TPL undertakes conservative approach to siting produced water infrastructure on TPL land; **focus on sustainable management of pore space resource** and other environmental and geologic factors

Negotiated agreements with operators covering ~450,000-acre dedication allow TPL to **capture significant produced water volumes**

Contracts provide TPL with **optionality and upside** to pursue produced water **recycling/treatment and beneficial reuse opportunities**

Long runway of volumes and cash flow growth, with minimal capex contributions from TPL

TPL

29

Produced Water Royalties

Delaware Upstream Activity + High Water-Cuts to Drive Produced Water Volume Growth



Eddy
Lea
Andrews
Loving
Winkler
Ector
Culberson
Ward
Crane
Reeves
Pecos
Jeff Davis
TPL has executed numerous AMI (Area of Mutual Interest) agreements with operators – produced water volumes within the AMI are subject to a royalty fee
TPL also generates significant revenue from water that originates from wells located off TPL acreage, including from New Mexico
TPL Produced Water AMI
Drilling Rig

Delaware O&G wells have relatively high water-cuts, ~4 barrels of produced water per barrel of oil on average

~70% of overall Permian produced water comes from the Delaware

Continued O&G development and growth in Delaware will drive produced water volume growth

Water vs Oil Production – Average Well in Delaware Basin



(mbbl)
First 12 months production
First 36 months production
~650
~180
~1,140
~310
Produced Water
Oil
Produced Water
Oil

Permian Produced Water



(mmbbl/d)
5.6
9.2
12.4
12.8
13.6
16.1
17.9
18.7
2017
2018
2019
2020
2021
2022
2023
2024

TPL

Source: Enverus and Company Data. Delaware oil and water volumes based on horizontal wells completed since 1/1/2018; Most recent data as of February 2025

30

TPL Captures Revenue Over the Well Lifecycle 31 Permit Development Production E&P/upstream operators procure regulatory permits; prepare future well site and develop infrastructure ■ Fixed fees for use of TPL’s surface for the construction and operation of infrastructure (e.g., well sites, wellbores, pipelines) ■ Sale of materials (caliche) used in the construction of infrastructure ■ Price per barrel for providing brackish groundwater and / or treated produced water ■ Royalty per barrel for allowing produced water disposal related infrastructure on TPL surface ■ TPL royalty interests generate a fixed percentage of the oil & gas produced 1 2 3 SLEM Water Sales Produced Water O&G Royalties Operators spud/drills new wells. After drilling concludes, next step is to frac/complete Once completed, a well will be placed-on-production (“POP”) and begin generating production and revenue SLEM ■ Contracted payments to TPL as infrastructure on TPL land continues to be utilized

Permian's Massive Resource Potential

Enormous Acreage Extent and Stacked Pay Potential

Enormous Acreage Extent


Midland and Delaware Basins
Greater Permian Basin Extent

~26,000
square miles

~17,000,000
acres

Combined Midland and Delaware Footprint

Stacked Pay Reserves

10+ for each Midland and Delaware

geologic formations


Delaware
Midland
Upper Avalon
Middle Avalon
Lower Avalon
1st Bone-Spring
2nd Bone-Spring
2nd Bone-Spring Sand
3rd Bone-Spring
3rd Bone-Spring Sand
Wolfcamp XY
Wolfcamp A Upper
Wolfcamp A Lower
Wolfcamp B Upper
Wolfcamp B Lower
Wolfcamp C
Wolfcamp D
Upper Spraberry
Middle Spraberry
Jo Mill
Lower Spraberry
Dean
Wolfcamp A
Wolfcamp B Upper
Wolfcamp B Lower
Wolfcamp C
Wolfcamp D

TPL
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TPL Innovation | Produced Water Desalination and Beneficial Reuse

Produced Water Desalination Commercial Purpose

- Oil and gas development activity in the Permian Basin requires increasing demand for produced water solutions
- Due to its quality, produced water has limited uses outside of the oil and gas industry
- Produced water is typically either injected subsurface into saltwater disposal wells ("SWDs") or lightly-treated / recycled for reuse in oil and gas completion activities
- Produced water is injected into deep zones, confined below the oil producing areas, or shallow zones, above the oil producing areas but below fresh and brackish aquifers
- Due to the large volumes requiring injection, both the shallow and deep zones show concern for long term viability
- **Clean and sustainable alternatives to traditional produced water disposal are needed at scale**

Produced Water Desalination Benefits

- **Reduces produced water subsurface injection**
- **Long-term, sustainable produced water solution**
- **Beneficial reuse applications**

TPL Desalination Project Overview

- TPL has developed desalination technology that leverages the differing water freeze points across salinity levels
- Close collaboration with top-tier technology partner in the industrial freezing industry
- Fractional freezing more energy efficient than alternative desalination techniques
- Continue to make equipment and process optimizations
- Successful R&D trial at TPL facility in Midland; constructing larger test facility with capacity of ~10,000 barrels of water per day (Phase 2B)



Key Milestones

Status	Milestone
✓	Proof of concept: freeze desalination works and pathway to affordable cost
✓	Collaborating with a top-tier technology and manufacturing partner in the industrial refrigeration and freezing industry
✓	Secured exclusive use-rights for equipment towards produced water applications
✓	Filed a process patent utilizing fractional freeze desalination to treat produced water and surface discharge
✓	Granted Land Application Pilot Permit by RRC to grow alfalfa from treated water in Midland
✓	Research partnership with New Mexico State University & Texas Tech to analyze water quality & process improvement
Mid-2025	Complete construction of Phase 2 facility with capacity of ~10k bbl/d
2025	Receive 2nd Land Application Permit from RRC for Orla Native grassland restoration & quail habitat enhancement with TX PW Consortium & Quail Safe
2025	Receive Texas Pollutant Discharge Elimination System ("TPDES") permit through Texas Commission on Environmental Quality ("TCEQ") to discharge treated desalinated produced water into the upper region of the Pecos River
2025	Evaluate synergies with behind-the-grid gas to electric generation for use in microgrids and/or data centers
2026+	Equipment procurement of commercial-scale facility ~100k bbl/d facility (Phase 3)
2027+	Advance full scale commercial operations throughout the Permian

TPL

33

34

Appendix

Summary of Highest-Visibility Inventory Notes: Per Company data. Permian Basin horizontal locations as of 12/31/24. Permitted well conversion rate based on wells permitted from 1/1/23 through 12/31/23 and then drilled through 12/31/24. DUC well conversion rate based on wells drilled from 1/1/23 through 12/31/23 and then completed through 12/31/24. Completed well conversion rates based on wells completed between 1/1/23 through 12/31/23 . DUCs considered to be all wells awaiting completion. 100% NRI Permitted Wells 100% NRI DUC Wells 100% NRI Completed Wells 15% 15% 4% 8% 9%13% 36% 77% 22% 1% 10% 5% 10% 4% 4% 19% 21% 6% 21% 73% 21% 6% 81% 19% 1% 18% 14% 1% 11% 6%6% 43% N R I b y R eg io n N R I b y O p er at or ~91% of Permits are drilled within 6 months ~97% of Permits are drilled within 12 months ~32% of DUCs are completed within 6 months ~91% of DUCs are completed within 12 months ~97% of Completed Wells are listed as producing within ~1 month Northern Delaware Other Midland Southeast Delaware Southwest Delaware Permitted Wells: 6.4 DUC Wells: 13.2 Completed Wells: 3.0 Permitted Wells: 6.4 Completed Wells: 3.0 DUC Wells: 13.2 Other 36

The Basics of Royalties Ownership 100% Lease Operator (i.e., E&P) Mineral/Royalties Capital Costs and Most Operating Expenses Revenue / Production Illustrative Economic Model – Minerals/Royalties vs Lease Interest 37 Key Terms and Comparison: Royalties/Minerals vs Lease Interest PARTICIPANTS NOMENCLATURE OWNERSHIP Real property interest/ownership of minerals Can develop minerals itself or lease the right to extract minerals to an external party Leases acreage from mineral estate for the right to extract subsurface minerals (e.g., oil and gas) CAPITAL COSTS Simply and generally just referred to as royalty/mineral owners Companies that own lease interests are also generally referred to as E&P (exploration & production), upstream and/or working interest companies (e.g., Occidental, EOG) Generally not responsible for capital costs to drill a well Generally responsible for 100% of the capital costs to drill and complete a well (“D&C”) OPERATING EXPENSES For oil production, generally no operating expense deductions For gas and NGL production, may have limited expense deductions Responsible for operating expenses such as gathering, transportation, processing, and marketing OTHER Generally incur severance and ad valorem taxes Mineral/royalty estate can be severed from surface estate OWNERSHIP DURATION Perpetual (though certain exclusions) Expiration subject to lease terms ROYALTIES / MINERALS LEASE INTEREST REVENUE INTEREST In Texas, mineral/royalty estate in aggregate generally receives 25% of gross production; minerals leased by federal government generally receive 12.5% - 18.5% Working interest percentages are expressed before mineral/royalty-take (i.e., 100% working interest owner would only net 75% of total well production/revenue) 75% 25%

Water Sales – Operated vs Royalty/Non-Operated Business Model



FAQ

Why doesn't TPL have a non-operated Water Sales commercial model where it extracts a royalty from allowing 3rd parties access to TPL's water aquifers?

Why does TPL need to spend capital and employ personnel?

	Texas Pacific Land Corp	Royalty / Non-Operated Source Water Model *(i.e., pre-TPWR)*
History	TPL formed TPWR in July 2017	Pre-TPWR development, TPL had negotiated various royalty agreements with 3rd party operators
Sustainable Extraction	Professional hydrologists, advanced sensors, and active monitoring to ensure aquifers are sustainably managed	Operators often extracted water resource at unsustainably high rates; primary concern was water for their own development/commercial needs rather than TPL's long-term interests
Economic development	Efficiently developed infrastructure that could serve vast upstream development areas for virtually every nearby upstream operator	Operator(s) would build relatively narrow water systems to serve only their own interests, rather than for broader commercial utilization for peer operators
Control	TPL could sell water at competitive prices, have control over expansion and market capture, and leverage its SLEM and produced water offerings to expand sales and incentivize development of royalty acreage	Operators could leverage TPL's royalty rates to negotiate better pricing for water off TPL acreage, thereby undercutting TPL sales/royalties
Shareholder Interests	▪ **TPL manages Water Sales for the benefit and in the best interests of TPL shareholders** ▪ **Water Sales has provided TPL shareholders with significant incremental earnings and free cash flow**	Operators utilizing TPL source water resource have their own stakeholders, whose interests may not align with TPL shareholder interests

TPL

38

Compensation Incentives Aligned With Shareholder Value Creation

			Mix (% of Total)[1]	Intent	Key Performance Dimensions
Fixed (16%)[1]	**Base Salary**		16%	▪ Deliver competitive fixed cash compensation for day-to-day job performance	▪ Based on individual role, level of experience and performance
Variable (84%)[1]	**Annual Incentive Plan**		17%	▪ Incentivize executives to achieve important near-term financial and operational goals ▪ Reward individual and Company performance	▪ Adjusted EBITDA margin (25% weight) ▪ Free cash flow per share (50% weight) ▪ Strategic objectives (25% weight)
	Long-Term Incentive Plan	Performance-Based Restricted Stock Units (PSUs)	33%	▪ Reward performance that drives long-term value creation ▪ Align interests of executives with shareholders	▪ Three-year cumulative free cash flow per share ▪ Relative TSR vs. SPDR S&P Oil & Gas Exploration & Production ETF
		Time-Based Restricted Stock Units (RSUs)	33%	▪ Incentivize long-term value creation ▪ Align interests of executives with shareholders ▪ Retention	▪ Long-term stock price appreciation

TPL

(1) Reflects target CEO compensation for 2024 as disclosed in the 2024 10-K. Percentages do not total 100% due to immaterial rounding.

39

Sustainability is Embedded in Our Strategy 40 Key Opportunities Carbon Management  Government policies incentivize sustainable energy projects (e.g., carbon capture, utilization and storage) and TPL can reposition its business to take advantage of the opportunities created by these policies Water Management  Water recycling capabilities allow operators to minimize freshwater usage; ongoing water asset electrification can reduce diesel reliance and manage emissions profile Environmental Management  Adoption of new technology can reduce our costs and environmental impact  Allowance of easements on land to construct electricity infrastructure supports emissions reductions from our land operators Renewable Development  Expanding efforts to encourage wind and solar development on our surface and exploring all options to increase our existing renewable footprint Investing in Our People  Comprehensive, job-specific training and development opportunities; high employee retention and low turnover rates, with annual employee satisfaction surveys  Demonstrated commitment to enhancing diversity - 40% of workforce are women and continual assessment of organizational dynamics to cultivate a more inclusive workforce

Our Environmental Management Initiatives 41 Incidents and Spill Prevention Control  Implementation of Spill Prevention, Control, and Countermeasure plan and protocol for water assets, which are equipped with tech / containment protections  Thorough tracking and monitoring of all spills; information is entered into centralized database to allow easy tracking and data management  Prioritization of continued education and engagement of employees and contractors Environmental Impact Assessments  Prior to acquiring additional surface acreage, on-site Phase 1 Environmental Site Assessments are regularly conducted by environmental consultants to gauge property condition  Regularly scheduled pipeline maintenance checkups of existing pipeline assets; Health, Safety and Environment team closely monitors assets for spills, leaks or any other release Ecological and Biodiversity Partnerships  Partnership with New Mexico Bureau of Land Management to obtain biodiversity impact guidance  Contractual requirement for grazing tenants to use proper grazing and stockman standards and participate in conservation, range and wildlife improvement programs Operator and Lessee Requirements  Prioritization of consistent engagement and communications with operators and lessees on TPL’s land to ensure maintenance of environmental due diligence  Requirement of reclamation process to verify land has been restored to environmental condition stipulated by contractual agreement

ESG Update Category 2020 2021 2022 2023 2024 Emissions Scope 1 CO2 Emissions 18,987 16,159 10,590 13,819 Scope 2 CO2 Emissions 5,110 6,596 11,492 10,572 Total Scope 1 + Scope 2 24,097 22,755 22,082 24,391 Methane Emissions 0 0 0 0 $303 $451 $667 $632 24.1 22.8 22.1 24.4 0 10 20 30 40 50 60 70 80 $0 $100 $200 $300 $400 $500 $600 $700 $800 2020 2021 2022 2023 TPL Revenue ($ million) Total Scope 1 + Scope 2 Emissions (metrics tons of CO2 equivalents) Emissions vs RevenueKey Statistics Spills Produced water spills (bbls) 0 0 0 0 Other spills (bbls) 0 45 0 0 Please visit the TPL Website for our full ESG Disclosures Energy Management – TPWR Operations Total energy consumed (Gigajoules) 317,912 287,140 263,289 304,622 Percentage grid – electricity 12% 16% 29% 24% Percentage grid – renewables 3% 6% 13% 11% Percentage grid – fuel 85% 78% 58% 65% (1) (2) (1) These 45 bbls underwent full and successful remediation efforts (2) Calculated based on 2023 ERCOT data Safety Incidients Employee and Contractor Total Recordable Incident Rate –TRIR 0 1.59 0 0 Employee lost time incident rate 0 0.79 0 0 42

Royalty Key Terms

Focus Area	Gross Royalty Acres	Net Royalty Acres (8/8th)	Average Royalty	Gross DSU Acres	Implied Avg Net Revenue Interest per well
Delaware Basin	332,283	19,304	5.81%	940,746	2.05%
Midland Basin	308,389	4,812	1.56%	928,669	0.52%
Other	34,263	1,706	4.98%	65,904	2.59%
Total	**674,935**	**25,822**	**3.83%**	**1,935,319**	**1.33%**

	Description	How's It Calculated
Gross Royalty Acres	An undivided ownership of the oil, gas, and minerals underneath one acre of land	Total Texas Pacific Land Corporation acreage 674,935
Net Royalty Acres (Normalized to 1/8)	Gross Royalty Acres standardized to 12.5% (or 1/8) oil and gas lease royalty	Gross Royalty Acres * Avg. royalty / (1/8) 206,576 = 674,935 * 3.8% / (1/8)
Net Royalty Acres	Gross Royalty Acres standardized on a 100% (or 8/8) oil and gas lease royalty basis	Gross Royalty Acres * Avg. royalty 25,822 = 674,935 * 3.8%
Drilling Spacing Units ("DSUs")	Areas designated in a spacing order or unit designation as a unit and within which operators drill wellbores to develop our oil and natural gas rights	Total number of gross DSU acres 1,935,319
Implied Average Net Revenue Interest per Well	Number of 100% oil and gas lease royalty acres per gross DSU acre	Net Royalty Acres / Gross DSU Acres 1.3% = 25,822 / 1,935,319

TPL

Note: Gross DSU acres based on current and projected DSU shapes

43

($ in millions) 2018 2019 2020 2021 2022 2023 2024 4Q23 1Q24 2Q24 3Q24 4Q24 Net income $ 209.7 $ 318.7 $ 176.1 $ 270.0 $ 446.4 $ 405.6 $ 454.0 $ 113.1 $ 114.4 $ 114.6 $ 106.6 $ 118.4 Income tax expense 52.0 83.6 43.6 93.0 122.5 111.9 124.9 32.0 31.6 31.9 28.8 32.6 Depreciation, depletion and amortization 2.6 8.9 14.4 16.3 15.4 14.8 25.2 3.9 3.8 4.1 5.8 11.5 EBITDA $ 264.3 $ 411.2 $ 234.1 $ 379.3 $ 584.2 $ 532.3 $ 604.0 $ 149.0 $ 149.8 $ 150.5 $ 141.2 $ 162.4 Revenue $ 300.2 $ 490.5 $ 302.6 $ 451.0 $ 667.4 $ 631.6 $ 705.8 $ 166.7 $ 174.1 $ 172.3 $ 173.6 $ 185.8 EBITDA Margin 88.0% 83.8% 77.4% 84.1% 87.5% 84.3% 85.6% 89.4% 86.0% 87.4% 81.3% 87.4 % EBITDA $ 264.3 $ 411.2 $ 234.1 $ 379.3 $ 584.2 $ 532.3 $ 604.0 $ 149.0 $ 149.8 $ 150.5 $ 141.2 $ 162.4 Adjustments: Less: land sales deemed significant — (122.0) — — — — — — — — — — Less: sale of oil and gas royalty interests (18.9) — — — — — — — — — — — Add: proxy contests, settlement, and corporate reorganization costs — 13.0 5.1 8.7 — — — — — — — — Add: employee share-based compensation — — — — 7.6 9.1 11.4 1.9 2.2 2.7 2.9 3.5 Less: pension curtailment and settlement gain — — — — — — (4.6) — — — — (4.6) Adjusted EBITDA $ 245.4 $ 302.2 $ 239.1 $ 388.0 $ 591.8 $ 541.4 $ 610.7 $ 150.9 $ 152.0 $ 153.2 $ 144.1 $ 161.3 Adjusted Revenue $ 281.3 $ 368.5 $ 302.6 $ 451.0 $ 667.4 $ 631.6 $ 705.8 $ 166.7 $ 174.1 $ 172.3 $ 173.6 $ 185.8 Adjusted EBITDA Margin 87.2% 82.0% 79.0% 86.0% 88.7% 85.7% 86.5% 90.6% 87.3% 88.9% 83.0% 86.8 % Adjusted EBITDA $ 245.4 $ 302.2 $ 239.1 $ 388.0 $ 591.8 $ 541.4 $ 610.7 $ 150.9 $ 152.0 $ 153.2 $ 144.1 $ 161.3 Adjustments: Less: current income tax expense (37.2) (57.5) (46.0) (93.3) (121.2) (110.5) (120.3) (29.6) (31.9) (30.8) (27.4) (30.2) Less: capex (47.9) (32.7) (5.1) (16.4) (19.0) (15.4) (29.4) (5.0) (5.7) (6.5) (9.8) (7.4) Add: tax impact of land sales deemed significant — 21.5 — — — — — — — — — — Free cash flow $ 160.3 $ 233.5 $ 188.0 $ 278.3 $ 451.6 $ 415.5 $ 461.1 $ 116.3 $ 114.5 $ 116.0 $ 106.9 $ 123.7 Year ended December 31, Three months ended, Non-GAAP Reconciliations - Consolidated Source: Company data. Note: Numbers may not foot due to immaterial rounding. 1. Land swap of ~$22 million in 4Q19, and sale to WPX in 1Q19 of ~$100 million. 2. Sale of nonparticipating perpetual oil and gas royalty interest in approximately 812 net royalty acres (1/8th interest) of ~$19 million. 3. Costs related to proxy contest to elect a new Trustee, settlement agreement and corporate reorganization. 4. Excludes land sales deemed significant and sales of oil and gas royalty interests. 44 (1) (2) (3) (4)

Non-GAAP Reconciliations - Segment

($ in millions)	Land and Resource Management						
	Quarterly					Annual	
	4Q23	1Q24	2Q24	3Q24	4Q24	2023	2024
Net income	$ 88.8	$ 81.0	$ 80.1	$ 71.9	$ 81.9	$ 306.7	$ 314.9
Income tax expense	25.0	22.3	22.2	19.4	22.5	84.3	86.4
Depreciation, depletion and amortization	0.8	0.7	0.8	2.1	7.3	3.1	11.0
EBITDA	**$ 114.7**	**$ 103.9**	**$ 103.1**	**$ 93.4**	**$ 111.8**	**$ 394.1**	**$ 412.2**
Revenue	$ 116.8	$ 111.5	$ 104.0	$ 106.6	$ 118.6	$ 432.1	$ 440.8
EBITDA Margin	*98.1 %*	*93.2 %*	*99.1 %*	*87.5 %*	*94.2 %*	*91.2 %*	*93.5 %*
EBITDA	$ 114.7	$ 103.9	$ 103.1	$ 93.4	$ 111.8	$ 394.1	$ 412.2
Adjustments:							
Add: employee share-based compensation	1.1	1.3	1.6	1.8	2.2	5.3	6.9
Less: pension curtailment and settlement gain	—	—	—	—	(3.3)	—	(3.3)
Adjusted EBITDA	**$ 115.7**	**$ 105.2**	**$ 104.8**	**$ 95.2**	**$ 110.7**	**$ 399.4**	**$ 415.8**
Adjusted Revenue	$ 116.8	$ 111.5	$ 104.0	$ 106.6	$ 118.6	$ 432.1	$ 440.8
Adjusted EBITDA Margin	*99.1 %*	*94.4 %*	*100.7 %*	*89.2 %*	*93.3 %*	*92.4 %*	*94.3 %*
Adjusted EBITDA	$ 115.7	$ 105.2	$ 104.8	$ 95.2	$ 110.7	$ 399.4	$ 415.8
Adjustments:							
Less: current income tax expense	(22.6)	(22.5)	(21.1)	(18.5)	(20.3)	(82.8)	(82.4)
Less: capex	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)	(0.3)
Free cash flow	**$ 93.1**	**$ 82.6**	**$ 83.6**	**$ 76.6**	**$ 90.3**	**$ 316.4**	**$ 333.2**

($ in millions)	Water Services and Operations						
	Quarterly					Annual	
	4Q23	1Q24	2Q24	3Q24	4Q24	2023	2024
Net income	$ 24.3	$ 33.4	$ 34.5	$ 34.7	$ 36.4	$ 98.9	$ 139.1
Income tax expense	7.0	9.3	9.7	9.5	10.1	27.6	38.5
Depreciation, depletion and amortization	3.0	3.1	3.3	3.6	4.1	11.7	14.2
EBITDA	**$ 34.3**	**$ 45.9**	**$ 47.4**	**$ 47.8**	**$ 50.6**	**$ 138.2**	**$ 191.8**
Revenue	$ 49.8	$ 62.7	$ 68.3	$ 66.9	$ 67.2	$ 199.5	$ 265.0
EBITDA Margin	*68.9 %*	*73.3 %*	*69.4 %*	*71.5 %*	*75.4 %*	*69.3 %*	*72.4 %*
EBITDA	$ 34.3	$ 45.9	$ 47.4	$ 47.8	$ 50.6	$ 138.2	$ 191.8
Adjustments:							
Add: employee share-based compensation	0.8	0.9	1.1	1.1	1.3	3.8	4.5
Less: pension curtailment and settlement gain	—	—	—	—	(1.3)	—	(1.3)
Adjusted EBITDA	**$ 35.2**	**$ 46.8**	**$ 48.5**	**$ 48.9**	**$ 50.7**	**$ 142.0**	**$ 194.9**
Adjusted Revenue	$ 49.8	$ 62.7	$ 68.3	$ 66.9	$ 67.2	$ 199.5	$ 265.0
Adjusted EBITDA Margin	*70.6 %*	*74.7 %*	*71.0 %*	*73.1 %*	*75.4 %*	*71.2 %*	*73.5 %*
Adjusted EBITDA	$ 35.2	$ 46.8	$ 48.5	$ 48.9	$ 50.7	$ 142.0	$ 194.9
Adjustments:							
Less: current income tax expense	(7.0)	(9.4)	(9.7)	(9.0)	(9.8)	(27.7)	(37.9)
Less: capex	(5.0)	(5.6)	(6.4)	(9.8)	(7.4)	(15.2)	(29.1)
Free cash flow	**$ 23.2**	**$ 31.9**	**$ 32.4**	**$ 30.2**	**$ 33.4**	**$ 99.1**	**$ 127.9**

Source: Company data.
Note: Numbers may not foot due to immaterial rounding.

TPL

45

Historical Financial Summary

($ in millions)	Year ended December 31, 2022	2023	2024	Three months ended, December 31, 2023	December 31, 2024
Total Acres	874,366	868,446	873,136	868,446	873,136
Revenues:					
Oil and gas royalties	$452.4	$357.4	$373.3	$98.8	$97.0
Water sales	84.7	112.2	150.7	26.4	36.7
Produced water royalties	72.2	84.3	104.1	22.4	28.1
Easements and other surface-related income	48.1	70.9	73.3	19.1	21.8
Land sales and other operating revenue	10.0	6.8	4.4	—	2.2
Total Revenues	**$667.4**	**$631.6**	**$705.8**	**$166.7**	**$185.8**
Expenses:					
Salaries and related employee benefits	$41.4	$43.4	$53.6	$10.7	$14.4
Water service related expenses	17.5	33.6	46.1	9.1	9.4
General and administrative expenses	22.0	46.5	34.5	7.2	6.8
Depreciation, depletion and amortization	15.4	14.8	25.2	3.9	11.5
Ad valorem taxes	8.9	7.4	7.3	2.0	1.3
Total operating expenses	**$105.1**	**$145.5**	**$166.7**	**$32.8**	**$43.2**
Operating income (loss)	**$562.3**	**$486.1**	**$539.1**	**$133.9**	**$142.5**
Margin (%)	*84.3 %*	*77.0 %*	*76.4 %*	*80.3 %*	*76.7 %*
Other income (expense)	6.5	31.5	39.7	11.3	8.4
Income before income taxes	**$568.9**	**$517.6**	**$578.8**	**$145.1**	**$151.0**
Income tax expense	122.5	111.9	124.9	32.0	32.6
Net income	**$446.4**	**$405.6**	**$454.0**	**$113.1**	**$118.4**
Margin (%)	*66.9 %*	*64.2 %*	*64.3 %*	*67.9 %*	*63.7 %*
Key balance sheet items:	**2022**	**2023**	**2024**	**4Q23**	**4Q24**
Cash equivalents	$510.8	$725.2	$369.8	$725.2	$369.8
Total debt	—	—	—	—	—
Total capital	772.9	1,043.2	1,132.5	1,043.2	1,132.5
Total assets	877.4	1,156.4	1,248.0	1,156.4	1,248.0
Total liabilities	104.5	113.2	115.6	113.2	115.6

TPL

Source: Company data.
Note: Numbers may not foot due to immaterial rounding.

46

1700 Pacific Avenue, Suite 2900 Dallas, Texas 75201 Texas Pacific Land Corporation